Exhibit 99.2


                    Pro Forma Condensed Financial Information


                     Acquisition of Mobilenetics Corporation



The accompanying unaudited pro forma condensed statements of operations have been prepared to reflect that the acquisition of Mobilenetics Corporation ("MC") by LMKI, Inc. as if the acquisition had occurred as of the beginning of each of the periods presented.


On June 1, 1999 LMKI, Inc. consummated its acquisition of MC. The pro forma condensed statements of operations for the nine months ended May 31, 1999 and the year ended August 31, 1998 are based on historical unaudited statements of operations of LMKI, Inc. and MC for those periods. The pro forma condensed statements of operations are not intended to be indicative of the results of operations which actually would have been realized had the merger occurred at the times assumed, nor of the future results of operations of the combined entities. The accompanying pro forma condensed statements of operations should read in connection with the historical financial statements and notes of LMKI, Inc. and MC. A pro forma condensed Balance Sheet of LMKI, Inc. has not been provided as the affects of the acquisition are already reflected in the August 31, 1999 annual consolidated financial statements of LMKI, Inc. as included elsewhere herein.


                                       PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                                        (Unaudited)
                                               Nine Months Ended May 31, 1999

                                                                                                  Pro Forma        Pro Forma
                                                       LMKI, Inc.    (1)        MC        (2)    Adjustments       Combined
                                                     ----------------     ----------------    ----------------  ----------------
Revenues                                             $       546,945      $       624,835     $             -   $     1,171,780
Direct Expenses                                              212,242              574,377                   -           786,619
                                                     ----------------     ----------------    ----------------  ----------------

Gross Profit                                                 334,703               50,458                   -           385,161
Operating Expenses
     Selling, General,& Administrative                       436,123              715,458                   -         1,151,581
Other income (expense):
     Interest expense                                          9,811               12,335                   -            22,146
                                                     ----------------     ----------------    ----------------  ----------------

Loss before provision for income taxes                      (111,231)            (677,335)                  -          (788,566)
Provision for income taxes                                         -              (21,591)                  -           (21,591)
                                                     ----------------     ----------------    ----------------  ----------------

Net Loss                                             $      (111,231)     $      (655,744)    $             -   $      (766,975)
                                                     ================     ================    ================  ================


Loss per share information:

Basic and diluted loss per share from
          continuing operations                      $        (0.005)                                           $        (0.024)
                                                     ================                                           ================

Weighted average number of shares of
common stock, basic and diluted                           22,209,888                                                 32,209,888 (3)
                                                     ================                                           ================

(1) Represents the unaudited results of operations of LMKI, Inc. for the nine-months ended May 31, 1999 as reflected in Form 10QSB/A filed on April 13, 2000.

(2) Represents the unaudited results of operations of Mobilenetics Corporation for the nine-months ended May 31, 1999.

(3)      Includes the 10,000,000 shares issued to the sole stockholder of MC.


                                       PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                                        (Unaudited)
                                               Year Ended August 31, 1998

                                                                                              Pro Forma      Pro Forma
                                                       LMKI, Inc.   (1)       MC       (2)   Adjustments     Combined
                                                     --------------     --------------     --------------  --------------
Revenues                                             $     397,363      $     676,310      $           -   $   1,073,673
Direct Expenses                                             52,001            211,696                  -         263,697
                                                     --------------     --------------     --------------  --------------

Gross Profit                                               345,362            464,614                  -         809,976
Operating Expenses
     Selling, General,& Administrative                     391,038            406,496                  -         797,534
Other income (expense):
     Interest expense                                        5,843              3,829                  -           9,672
                                                     --------------     --------------     --------------  --------------

Loss before provision for income taxes                     (51,519)            54,289                  -           2,770
Provision for income taxes                                   2,300             12,369                  -          14,669
                                                     --------------     --------------     --------------  --------------

Net Loss                                             $     (53,819)     $      41,920      $           -   $     (11,899)
                                                     ==============     ==============     ==============  ==============


Loss per share information:

Basic and diluted loss per share from
          continuing operations                      $      (0.003)                                        $      (0.001)
                                                     ==============                                        ==============

Weighted average number of shares of
common stock, basic and diluted                         15,799,269                                            25,799,269 (3)
                                                     ==============                                        ==============


(1) Represents the unaudited results of operations of LMKI, Inc. for the twelve-months ended August 31, 1999 as reflected in Form 10KSB filed on September 15, 1999.

(2) Represents the unaudited results of operations of Mobilenetics Corporation for the twelve-months ended August 31, 1999.

(3)      Includes the 10,000,000 shares issued to the sole stockholder of MC.